UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 10, 2026

EVERCORE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street New York, New York 10055 (Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	EVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) Evercore Inc. (“Evercore”) held its annual meeting of stockholders on June 10, 2026.

(b) Stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected to serve as directors until the next Annual Meeting or until their successors are duly elected and qualified, based upon the following final tabulation of votes:

Roger C. Altman	For	34,441,446
	Against	601,205
	Abstain	9,459
	Broker non-votes	2,988,968

Pamela G. Carlton	For	33,968,819
	Against	1,053,923
	Abstain	29,368
	Broker non-votes	2,988,968

Ellen V. Futter	For	34,220,876
	Against	801,906
	Abstain	29,328
	Broker non-votes	2,988,968

Gail B. Harris	For	33,915,998
	Against	1,126,633
	Abstain	9,479
	Broker non-votes	2,988,968

Robert B. Millard	For	33,668,693
	Against	1,373,941
	Abstain	9,476
	Broker non-votes	2,988,968

Willard J. Overlock, Jr.	For	34,584,573
	Against	458,010
	Abstain	9,527
	Broker non-votes	2,988,968
Sir Simon M. Robertson	For	34,047,102
	Against	995,448
	Abstain	9,560
	Broker non-votes	2,988,968

Christine A. Varney	For	34,752,234
	Against	288,971
	Abstain	10,905
	Broker non-votes	2,988,968

John S. Weinberg	For	34,031,186
	Against	1,011,423
	Abstain	9,501
	Broker non-votes	2,988,968

William J. Wheeler	For	34,359,188
	Against	683,375
	Abstain	9,547
	Broker non-votes	2,988,968

Sarah K. Williamson	For	34,805,304
	Against	237,327
	Abstain	9,479
	Broker non-votes	2,988,968

2. The non-binding, advisory vote to approve executive compensation of Evercore’s named executive officers (“say-on-pay”) was approved based upon the following final tabulation of votes:

For	32,994,941
Against	2,026,114
Abstain	31,055
Broker non-votes	2,988,968

3. The appointment of Deloitte & Touche LLP as Evercore’s independent registered public accounting firm for 2026 was ratified, based upon the following final tabulation of votes:

For	37,463,916
Against	569,791
Abstain	7,371
Broker non-votes	N/A

4. The Fourth Amended and Restated 2016 Evercore Inc. Stock Incentive Plan was approved based on the following final tabulation of votes:

For	23,832,129
Against	11,204,040
Abstain	15,941
Broker non-votes	2,988,968

(c) Not applicable.

(d) Not applicable.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fourth Amended and Restated 2016 Evercore Inc. Stock Incentive Plan (incorporated by reference from Annex B to Evercore’s definitive proxy statement filed on April 29, 2026)

99.1	Description of the Fourth Amended and Restated 2016 Evercore Inc. Stock Incentive Plan (incorporated by reference from the section entitled “Proposal 4 - Approval of the Fourth Amended and Restated 2016 Evercore Inc. Stock Incentive Plan” in Evercore’s definitive proxy statement filed on April 29, 2026)

104	Cover Page Interactive Data is formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE INC.

By:	/s/ Jason Klurfeld
Name:	Jason Klurfeld
Title:	General Counsel

Dated: June 12, 2026